Exhibit 99.1

	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	810	1,144	923	(1,574)	1,045	174
Investment securities, at market	1,610,856	1,520,322	1,497,261	1,398,559	1,338,405	1,306,525
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,671,666	1,581,466	1,558,184	1,456,985	1,399,450	1,366,699

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	11,863,974	11,863,974	11,945,142	11,945,142	11,945,142	13,439,301
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,363,974	33,363,974	33,445,142	33,445,142	33,445,142	34,939,301

TOTAL ASSETS	35,035,640	34,945,440	35,003,326	34,902,127	34,844,592	36,306,000

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	November 8, 2007	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07
LIABILITIES:
Post-Petition debt (Sched. C)	73,306	54,960	120,179	53,644	49,938	60,592

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,229,620	138,211,274	138,276,493	138,209,958	138,206,252	138,216,906

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	1,846,816	1,774,962	1,767,629	1,732,965	1,679,136	3,129,890

TOTAL SHAREHOLDERS EQUITY	(103,193,980)	(103,265,834)	(103,273,167)	(103,307,831)	(103,361,660)	(101,910,906)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	35,035,640	34,945,440	35,003,326	34,902,127	34,844,592	36,306,000

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07
REVENUE:
Net investment income	6,995	6,350	6,769	6,114	5,318	5,747
Net realized gain	0	0	0	0	0	0
Other	0	631	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,022)	(6,949)	(6,949)	(6,949)	(6,949)	(6,949)
Board fees and expenses	0	(85)	0	0	0	0
Financial advisor fees and expenses	0	0	(75,000)	0	0	0
Legal fees and expenses	(44,805)	(63,486)	(13,315)	(28,913)	(49,745)	(34,394)
Accounting fees and expenses	0	(6,326)	0	0	0	(5,174)
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,963)	(1,953)	0	(4,010)	(2,447)	(2,630)
Miscellaneous	(5)	(36)	(5)	(906)	(5)	(5)

NET OPERATING INCOME / LOSS	(46,800)	(71,854)	(88,500)	(34,664)	(53,828)	(43,405)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	0	165,848	0	0	1,255,712
Equity in unrealized losses of securities of AIC	0	0	(84,680)	0	0	238,447

TOTAL OTHER INCOME (EXPENSE)	0	0	81,168	0	0	1,494,159

NET INCOME (LOSS)	(46,800)	(71,854)	(7,332)	(34,664)	(53,828)	1,450,754

	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07
CASH DIFFERENCE:
Current ending cash balance	810	1,144	923	(1,574)	1,045	174
Less ending prior month balance	(1,005)	(810)	(1,144)	(923)	1,574	(1,045)

NET CASH INCREASE (DECREASE)	(195)	334	(221)	(2,497)	2,619	(871)

SOURCES OF CASH:
Net income (loss)	(46,800)	(71,854)	(7,332)	(34,664)	(53,828)	1,450,754
Equity in earnings and unrealized losses of AIC	0	0	(81,168)	0	0	(1,494,159)

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	6,707	90,534	23,061	98,702	60,154	31,880
Increase in:
Post- petition debt	39,898	0	65,218	0	0	10,654
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(195)	18,680	(221)	64,038	6,326	(871)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	(18,346)	0	(66,535)	(3,707)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(18,346)	0	(66,535)	(3,707)	0

NET CASH INCREASE (DECREASE)	(195)	334	(221)	(2,497)	2,619	(871)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION

	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07
TRADE ACCOUNTS PAYABLE	73,306	54,960	120,179	53,644	49,938	60,592
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	73,306	54,960	120,179	53,644	49,938	60,592